Rydex ETF Trust
805 King Farm Blvd., Suite 600
Rockville, Maryland 20850

RYDEX ETF TRUST

Guggenheim MSCI Emerging Markets Equal Country Weight ETF

Supplement dated December 15, 2015 to the currently effective
Summary Prospectus and Statutory Prospectus (together, the “Prospectuses”) for the Guggenheim MSCI Emerging Markets Equal Country Weight ETF (the “Fund”)

This supplement provides new and additional information beyond that contained in the Prospectuses for the Fund and should be read in conjunction with the Prospectuses.

Effective immediately, the “Average Annual Total Return” section, under “Performance Information” in the Fund Summary is replaced in its entirety with the disclosure and table set forth below.

AVERAGE ANNUAL TOTAL RETURN
(for periods ended December 31, 2014)
The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”).

	Past 1 Year	Since Inception (12/3/2010)
Return Before Taxes	-0.81%	-3.51%
Return After Taxes on Distributions	-1.41%	-4.15%
Return After Taxes on Distributions and Sale of Fund Shares	-0.44%	-2.87%
MSCI Emerging Markets Index (reflects no deduction for fees, expenses or taxes)	-2.19%	-1.41%
MSCI Emerging Markets Equal Country Weighted Index* (reflects no deduction for fees, expenses or taxes)	N/A	N/A
MSCI Emerging Markets Equal Weighted Index (reflects no deduction for fees, expenses or taxes)	-0.39%	-1.77%

* The MSCI Emerging Markets Equal Country Weighted Index commenced operations on November 10, 2014 and therefore does not have a full calendar year of performance.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.
EWEM-COMBO-SUP2-1215x0216